Exhibit 99.77.O

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             Rule 10f-3 Acquisition of Securities from an Affiliate - April 1, 2002 through June 30, 2002
                                                         DeAM
                                               Scudder Development Fund
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                                        Security Purchased        Comparison Security          Comparison Security
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Issuer                                     Altiris Inc                Netflix Inc.              Commerce One Inc.
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                                                                                           CS First Boston, US Bancorp
                                                                 Merrill Lynch, Thomas      Piper Jaffray, BancBoston
                                                                Weisel, US Bancorp Piper     Robertson Stephens, AG
                                                                Jaffray, Allen & Co. SG   Edwards, Invemed Assos, Moor
                                      Credit Suisse First       Cowen, Utendahl Capital        & Cabot, Charles Schwab,
Underwriters                        Boston, UBS,Deutsche Bank              Partners              SoundView Technology.
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
Years of continuous operation,
including predecessors                               > 3 years                   > 3 years                    > 3 years
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Security                                          Common Stock                Common Stock                 Common Stock
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Is the affiliate a manager or
co-manager of offering?                             Co-Manager                         N/A                          N/A
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Name of underwriter or dealer
from which purchased                Credit Suisse First Boston                         N/A                          N/A
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Firm commitment underwriting?                              Yes                         Yes                          Yes
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Trade date/Date of Offering                         5/22/2002                   5/22/2002                     5/5/1999
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Total dollar amount of offering
sold to QIBs                                              $-
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Total dollar amount of any
concurrent public offering                       $ 50,000,000              $82,500,000.00              $69,300,000.00
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Total                                            $ 50,000,000              $82,500,000.00              $69,300,000.00
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Public offering price                                   10.00                      $15.00                      $21.00
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Price paid if other than public
offering price                                            N/A                         N/A                          N/A
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Realized Gain/Loss on Sale of
Security                                           ($12,874.82)                        N/A                          N/A
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Unrealized Gain/Loss at 6/30/02                            N/A                         N/A                          N/A
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Underwriting spread or commission                        7.00%                       7.00%                        7.00%
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Total shares purchased                                  13,000                         N/A                          N/A
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$ amount of purchase                                   130,000                         N/A                          N/A
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% of offering purchased by fund                          0.26%                         N/A                          N/A
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% of offering purchased by
associated funds                                         0.96%                         N/A                          N/A
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Total                                                    1.22%                         N/A                          N/A
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                 Rule 10f-3 Acquisition of Securities from an Affiliate - April 1, 2002 through June 30, 2002
                                                             DeAM
                                                   Scudder Development Fund
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                                           Security Purchased          Comparison Security          Comparison Security
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Issuer                                        Premcor Inc.              Sunoco Logistics                 ExpressJet
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                                      Morgan Stanley & Co, Credit   Credit Suisse First
                                     Suisse First Boston, Goldman  Boston, Banc of America,   CS First Boston, Merrill Lynch,
                                     Sachs, Deutsche Bank, Bear    Goldman Sachs, Deutsche    Raymond James, Saloman Smith
Underwriters                         Sterns. Salomon Smith Barney            Bank                        Barney
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Years of continuous operation,
including predecessors                                    > 3 years                  > 3 Years                       > 3 years
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Security                                               Common Stock               Common Units                    Common Stock
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Is the affiliate a manager or
co-manager of offering?                                  Co-Manager                         No                              No
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Name of underwriter or dealer from
which purchased                                 Morgan Stanley & Co                        N/A                             N/A
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Firm commitment underwriting?                                   Yes                        N/A                             N/A
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Trade date/Date of Offering                               4/26/2002                   2/8/2002                       4/23/2002
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Total dollar amount of offering sold
to QIBs                                                         N/A                        N/A                             N/A
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Total dollar amount of any
concurrent public offering                          $345,000,000.00            $101,250,000.00                 $480,000,000.00
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Total                                               $345,000,000.00            $101,250,000.00                 $480,000,000.00
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Public offering price                                        $24.00                     $20.25                          $16.00
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Realized Gain/Loss on Sale of
Security                                                 $89,430.00                        N/A                             N/A
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Unrealized Gain/Loss at 6/30/02                                 N/A                        N/A                             N/A
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Price paid if other than public
offering price                                                  N/A                        N/A                             N/A
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Underwriting spread or commission                             6.25%                      6.70%                           6.38%
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Total shares purchased                                       27,100                        N/A                             N/A
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$ amount of purchase                                       $650,400                        N/A                             N/A
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% of offering purchased by fund                               0.15%                        N/A                             N/A
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% of offering purchased by
associated funds                                              0.41%                        N/A                             N/A
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Total                                                         0.56%                        N/A                             N/A
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                 Rule 10f-3 Acquisition of Securities from an Affiliate - April 1, 2002 through June 30, 2002
                                                             DeAM
                                                   Scudder Development Fund
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                                            Security Purchased          Comparison Security         Comparison Security
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Issuer                                 Heritage Property Investors       Weingarten Realty      Pan Pacific Retail PPTYS Inc
                                                                             Investors
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                                     Merrill Lynch, Deutsche Bank,
                                     Golman Sachs, Morgan Stanley,                                  Prudential Securities,
                                     UBS Warburg, Legg Mason,                                    Bancamerica, Donaldson Lufkin
Underwriters                              Wachovia Securities             Edward D. Jones & Co.  Stephens, Salomon Smith Barney
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Years of continuous operation,
including predecessors                                      > 3 years                > 3 years                       > 3 years
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Security                                                 Common Stock             Common Stock                    Common Stock
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Is the affiliate a manager or
co-manager of offering?                              Syndicate Member                      N/A                             N/A
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Name of underwriter or dealer from
which purchased                                         Merrill Lynch                      N/A                             N/A
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Firm commitment underwriting?                                     Yes                      Yes                             Yes
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Trade date/Date of Offering                                 4/22/2002                 5/7/2001                       5/18/1998
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Total dollar amount of offering sold
to QIBs                                                           $ -
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Total dollar amount of any
concurrent public offering                               $ 450,000,000             $ 25,710,000                   $ 42,250,000
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Total                                                    $ 450,000,000             $ 25,710,000                   $ 42,250,000
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Public offering price                                         $ 25.000                $  48.850                       $ 21.125
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Realized Gain/Loss on Sale of
Security                                                    $1,772.34                      N/A                             N/A
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Unrealized Gain/Loss at 6/30/02                                   N/A                      N/A                             N/A
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Price paid if other than public
offering price                                                    N/A                      N/A                             N/A
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Underwriting spread or commission                               6.25%                    5.00%                           5.25%
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Total shares purchased                                         27,100                      N/A                             N/A
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$ amount of purchase                                         $677,500                      N/A                             N/A
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% of offering purchased by fund                                 0.15%                      N/A                             N/A
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% of offering purchased by
associated funds                                                0.41%                      N/A                             N/A
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Total                                                           0.56%                      N/A                             N/A
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